THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account JF-I

Lincoln Pilot Classic, Lincoln Pilot Elite

Lincoln Life Variable Annuity Account JF-II

Lincoln Allegiance

Supplement dated August 14, 2026 to the Prospectus

This Supplement updates certain information contained in the above-referenced prospectus (the “Prospectus”) for your individual annuity contract. All other terms and provisions of the Prospectus, as supplemented, remain unchanged.

The Board of Trustees (“Board”) of the Lincoln Variable Insurance Products Trust approved an agreement and plan of reorganization to merge the LVIP American Century International Fund (the “Fund”) with and into the LVIP MFS International Growth Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for Contractowners.

The Reorganization is subject to certain conditions, including approval by shareholders of the Fund. A meeting of the shareholders, as of the close of business on June 15, 2026, to consider the Reorganization is scheduled to be held on or about October 7, 2026, and the Fund’s Reorganization is expected be completed on or about October 9, 2026 (“Closing Date”).

At any time prior to the Closing Date, Contractowners may transfer out of the Fund consistent with the transfer provisions of the variable annuity product. Contractowners may transfer into any other available investment option under their Contract. These transfers do not count against the free transfers available. Please review the Prospectus for information about other funds available for investment with your Contract and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.

For more complete information about the Fund and the Acquiring Fund, including each fund’s principal investment strategies, principal risks, fees, and expenses, please refer to the underlying fund prospectuses.

You may obtain additional information, including underlying fund prospectuses and proxy statements, by contacting your registered representative, visiting www.lfg.com/vaprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.